AMENDMENT NO. 1

                                       TO

                           LOAN AND SECURITY AGREEMENT


                  AMENDMENT NO. 1 to Loan and Security Agreement dated and effective as of the 23rd day of October 1998 (the "Amendment") by and between Compu-DAWN, Inc., a Delaware Corporation ("Lender") and LocalNet Communications, Inc., a Florida corporation ("Borrower").

                                    RECITALS

                  WHEREAS, Lender and Borrower entered into a Loan and Security Agreement dated October 6, 1998 (the "Loan and Security Agreement") pursuant to which Lender agreed to loan up to $500,000 to Borrower.

                  WHEREAS, Borrower desires to borrow from Lender and Lender desires to loan to Borrower up to an additional amount of $500,000 or an aggregate of up to $1,000,000 in principal.

                  WHEREAS, Lender and Borrower desire to amend the Loan and Security Agreement upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the respective representations, warranties, agreements and covenants in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the conditions contained in this Amendment, the parties intending to be legally bound, hereby agree as follows:

                                    SECTION 1
                                   DEFINITIONS

1. Capitalized terms used but not defined herein, shall have been meaning ascribed to them in the Loan and Security Agreement.


                                    SECTION 2
                                   AMENDMENTS

2.1 Section 1.1(m) of the Loan and Security Agreement is amended in its entirety to read as follows: ""Loan" shall mean each loan or any other loan or loans made by Lender to Borrower pursuant to this Agreement as amended."

2.2 Section 1.1 (n)(ii) of the Loan and Security Agreement is amended to replace the word "Note" for the phrase "Secured Promissory Note."


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2.3  Section  1.1(o)  of the Loan  and  Security  Agreement  is  amended  in its entirety to read as follows: " "Notes" shall mean (A) The $500,000 Secured Promissory Note dated October 6, 1998 executed by Borrower pursuant to the terms of the Loan and Security Agreement and (B) the $500,000 Secured Promissory Note of even date (the "Second Note") executed by Borrower pursuant to the terms of the Loan and Security Agreement as amended hereby, collectively and singly.

2.4 The amount provided for in Section 2.1 of the Loan and Security Agreement is amended to read One Million Dollars ($1,000,000) and the defined term "Amount" shall mean such $1,000,000.

2.5 The date "September __, 1999" in section 2.2 of the Loan and Security Agreement is amended to October 6, 1999."

2.6 Section 3.2 of the Loan and Security Agreement is amended in its entirety to read as follows:

                  "Pledge of Securities. As additional security to ensure prompt payment and performance of all Obligations, Rudy C. Theale, Jr., the Chief Executive Officer of the Borrower, and Robert
                  E. Turner, IV (collectively, the "Pledgors"), have each agreed to pledge his respective equity interest in the Borrower as more particularly set forth under the terms and conditions of the Pledge Agreement."

2.7 Section 5.5 of the Loan and Security Agreement is amended to change the reference to Schedule 3.1 therein to Schedule 5.5, which Schedule 5.5 is attached hereto.

2.8 Section 8.10 of the Loan and Security Agreement is amended to eliminate the phrase ", subject to the provisions of an Intercreditor Agreement among the Lender, [Beacon] and the Borrower of even date herewith."

2.9 Section 11.1(b) of the Loan and Security Agreement shall be amended to add the phrase "or any other agreement between Lender and Borrower" between the phrases "other Loan Document" and "or any loan or lease" in the second line of Section 11.1 (b).

2.10 In Section 12.1 (a) of the Loan and Security Agreement is amended such that the phrase the "companion Pledge Agreement" means the Pledge Agreements of the Pledgors jointly and severally.

2.11 Section 12.1 (c) of the Loan and Security Agreement shall be amended such that reference therein to Schedule 3.1 shall be Schedule 12.1(c), which
     Schedule 12.1(c) is attached hereto.



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                                    SECTION 3
                        ADDITIONAL CONDITIONS TO ADVANCES

3.1 In addition to the conditions set forth in Sections 2.6 and 2.7 of the Loan and Security Agreement, Lender's obligation to make each Advance on or after the date hereof is conditioned upon, and is subject to, the fulfillment of each of the following conditions. Lender shall have received each of the following, in form and substance satisfactory to Lender:

     (a)  The duly executed copy of the Second Note.

     (b) An amendment to the Boca Research, Inc. ("Boca") Subordination Agreement pursuant to which Boca agrees to subordinate any security interest it may have in the Collateral to Compu-DAWN's security interest in such Collateral to the extent of the principal amount of at least $1,000,000 (plus any amount which Lender is required to pay to Boca pursuant to a guaranty under a Tripartite Agreement between Lender, Borrower and Boca of even date) plus interest accrued thereon plus any costs incurred by the Lender in the collection of such amounts.

     (c) A duly executed Pledge Agreement from Robert E. Turner, IV, along with all of the certificates representing his capital stock in Borrower together with a stock power executed in blank, which stock certificates and stock power shall be delivered to the escrow agent named in such Pledge Agreement (the Escrow Agent") pursuant to the terms of such Pledge Agreement.

     (d)  A duly executed  Amendment No. 1 to the Pledge Agreement  between Rudy
          C. Theale and Lender, together with a stock power relating to his stock certificates representing his pledged LocalNet Common Shares, which stock certificates were previously delivered to the Escrow Agent pursuant to the terms of such Pledge Agreement.

     (e) A Consulting Agreement between Borrower and Lender pursuant to which, among other things, Compu-DAWN will act as Borrower's exclusive agent to negotiate agreements between Borrowers and certain telecommunication services providers and Borrower will guarantee certain payments by certain telecommunication providers to Lender.

     (f) Certified copy of all corporate (including stockholder, if required), action taken by Borrower to authorize (a) this Amendment to the Loan and Security Agreement, (b) the Borrowings pursuant to this Amendment and (c) the execution, delivery and performance in accordance with the respective terms of this Amendment and any other document execution in connection with this Amendment.

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     (g)  An  agreement  between  UniDial  Incorporated  ("UniDial")  and Lender providing for UniDial to pay Compu-DAWN an amount equal to five percent (5%) of the amount upon which commissions payable by UniDial to Borrower under an Agent's Agent between UniDial and Borrower is determined.


       [Rest of Page is Intentionally Left Blank. Signature Page follows]

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                  IN WITNESS  WHEREOF,  Borrower and Lender have  executed  this
Amendment by the duly authorized officers as of the date first above written.


                                         LENDER:

ATTEST:                                  Compu-DAWN, Inc.


_____________________________            By: /s/ Mark Honigsfeld
                                            ------------------------------------
                                            Mark Honigsfeld
                                            Chief Executive Officer


                                         BORROWER:

ATTEST:                                  LocalNet Communications, Inc.


                                         By:/s/ Rudy C. Theale, Jr.
-----------------                          ------------------------------------
                                            Rudy C. Theale, Jr.
                                            Chief Executive Officer








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                                  Schedule 5.5


All Account Debtors of Borrower

                               Schedule 12.1 (c)


See Schedule 5.5




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